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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 18, 2001

                              ROWAN COMPANIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



           1-5491                                         75-0759420
  (COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NO.)


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                             2800 POST OAK BOULEVARD
                                   SUITE 5450
                            HOUSTON, TEXAS 77056-6127
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)



                                 (713) 621-7800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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Item 5.  Other Events

         The information set forth in the press release of the registrant dated June 18, 2001, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits


     Exhibit
     Number                              Exhibit Description
     ------                -----------------------------------------------

       99.1                   Company press release, dated June 18, 2001.


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ROWAN COMPANIES, INC.


                             By:
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                                 E. E. Thiele,
                                 Senior Vice President - Finance, Administration and Treasurer and Principal Financial Officer




Dated: June 18, 2001


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                                INDEX TO EXHIBITS

                               EXHIBIT DESCRIPTION


             Exhibit
             Number                         Exhibit Description
             ------             -------------------------------------------

               99.1             Company press release, dated June 18, 2001.